Exhibit 99.2

 Investor Presentation  May 2020

 Safe Harbor  This presentation and the accompanying oral presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this document, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this document is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. CANNABIS-RELATED ACTIVITIES ARE ILLEGAL UNDER U.S. FEDERAL LAWS: The U.S. Federal Controlled Substances Act classifies “marijuana” as a Schedule I controlled substance. Accordingly, cannabis-related activities, including without limitation, the cultivation, manufacture, importation, possession, use or distribution of cannabis and cannabis products are illegal under U.S. federal law. Strict compliance with state and local laws with respect to cannabis will neither absolve the Company of liability under U.S. federal law, nor will it provide a defense to any federal prosecution which may be brought against the Company with respect to adult-use or recreational cannabis. Any such proceedings brought against the Company may adversely affect the Company’s operations and financial performance. Prospective investors should carefully consider the risk factors before investing directly or indirectly in the Company and purchasing the securities described herein.  1

     Executive Summary  2

 Strong Focus on Fast Growing E-Commerce & International Channels  Premium, Natural Products Perfectly Aligned with Consumer Trends  Key Investment Highlights   3  Attractive Consumer & Category Dynamics  Established Premium Brands Primed for Long Term Growth  Realization of Synergies Creates Cash Flow Positive Growth Engine  Actionable Near-Term Growth Opportunities  Compelling Cat/Dog Mix with Strong Innovation Pipeline  Experienced Management with Track Record of Success  Annual Net Sales: ~$35m  Annual Net Sales: ~$15m

Attractive Category Dynamics

Favorable Industry Dynamics[1]

- The US pet industry continues to grow at a healthy trajectory, with steady growth expected to continue at 3.3% annually for the next 4 years
- Pet enjoys significant investor interest
  - Favorable underlying trends driving demand
  - Greater E-Commerce potential than traditional food
  - One of the most recession resistant industries

The U.S. Pet Food & Treat Market Enjoys Consistent Growth[1]



($ in billions)
Actual
Projected
$40
$30
$20
$10
2013 – 2017 CAGR of 4.1%
2018 – 2022E CAGR of 3.3%
$28.2
$28.9
$30.0
$31.5
$33.1
$34.6
$35.8
$37.0
$38.2
$39.4
2013
2014
2015
2016
2017
2018
2019E
2020E
2021E
2022E

(1) Source: Packaged Facts

Pet Food Categories

- Wet Dog Food
- Dry Dog Food
- Wet Cat Food
- Dry Cat Food
- Supplements
- Treats

Premium Pet Food is Driving the Overall Pet Food Industry Growth[2]



Dog Food 2012-2017 CAGR by Type
5.8%
(0.9%)
(1.0%)
3.3%
Premium
Mid-Priced
Economy
Total



Cat Food 2012-2017 CAGR by Type
5.8%
1.1%
(2.7%)
3.0%
Premium
Mid-Priced
Economy
Total

(2) Source: Morgan Stanley Equity Research

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 Pet Care Industry During the Great Recession  Source: Euromonitor International (Passport Industries)  Performance of Company Types During the Great Recession (2008-09)(1)  Halo (’08-’09): 20.4%  5

   Public Market Scarcity – Equity Value Creation  6  Source: Company Management, Public Company Filings      (OTCQB: BTTR)  (NASDAQ: FRPT)  (000’s)  (000’s)

 Halo Overview  7

Halo at a Glance

Halo is committed to creating exceptional food that cats and dogs love and pet parents trust

Company Overview

- Halo is a 30-year-old, premium, natural pet food brand based in Tampa, FL that is uniquely differentiated from its competitors
  - Uses natural whole meat and no rendered meat meal
  - Highly digestible due to use of real whole protein
- History of top line growth driven by continued premiumization of the pet food industry
- Flexible and scalable outsourced manufacturing model with capacity to grow or insource
- E-Commerce is the Company's largest and fastest growing channel
- 2019A Net Revenue of $33.4 million

Consistent Historical Revenue Growth Across the Business Cycle

(Prior to 2019; Fiscal year ending June 30, $ in millions)

2018 Includes one-time PetSmart inventory stocking order of ~$6m in Q4 2018



$40
$30
$20
$10
$0
FY 2006 – 2016 CAGR of 20%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Diverse Product Portfolio



Key Customers

amazon.com
petco
chewy
PETSMART
Stop&Shop
Walmart.com
Wegmans
Big Y

Clear Product Differentiation

Natural WHOLE Meat



HALO pet food
HALO pet food

High moisture content
USDA Inspected Facility
95% protein digestibility

Rendered Meal Powder



NATURAL
PET FOOD

Low moisture content
Rendering plant
61% protein digestibility

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 Highly Attractive Consumer Demographic  9  Gender & Age  91% female and of those, 70% are 35-64  81% female and of those, 57% are 35-64  Relationship Status  57% married  62% married  Education  72% have a college or grad school education  69% have a college or grad school education  Profession  Administrative Services, Sales, Management, Personal Care & Home Services, Health & Medical, Business & Finance  Business & Finance, Gov’t Employees, Production, Healthcare & Medical, Personal Care & Home Services  Household Size  2-3 average household size  2-4 average household size  HHI  54% have HHI $75K+  53% have HHI $75K+ over indexing at the $125-150K range  Home Ownership  75% are homeowners  82% are homeowners  Halo Followers  Halo Converts    Halo’s Consumer is Very Attractive to the Retail Channel, with High Disposable Income & Ability to Buy Premium Products  Source: Facebook Pre-Post Ad Viewership Insights 2018.

 Differentiated Product Offering  10  Halo Uses Whole Chicken in its Products, Differentiating itself from Other Premium Kibble Brands  Halo® Holistic Chicken and Chicken Liver Recipe for Adult Dogs  Blue™ Life Protection Formula® Adult Chicken & Brown Rice Recipe Dry Dog Food  Merrick® Classic Real Chicken + Green Peas Recipe with Ancient Grains Adult Dry Dog Food  Natural Balance® Original Ultra® Whole Body Health® Chicken, Chicken Meal, Duck Meal Dry Dog Formula  Wellness® Complete Health® Adult Deboned Chicken & Oatmeal Recipe Dry Dog Food  (WHOLE) Chicken  Deboned chicken   Deboned Chicken  Chicken   Deboned chicken   (WHOLE) Chicken liver  Chicken meal   Chicken meal  Chicken meal  Chicken meal  Dried egg product   Brown rice   Peas  Peas  Oatmeal  Oatmeal   Barley  Turkey meal   Potatoes  Ground barley  Pearled barley  Oatmeal   Brown rice  Chicken fat (preserved with mixed tocopherols)  Peas  Top 5 Ingredients      Halo Makes Unique Products With Differentiated Ingredients That Are Better for Pets: That’s What Pet Owners Care About

 Broad Set of Suppliers Specialized by Product  Strong Co-Packer Relationships & Certifications  11  Primary co-packer for Kibbles    Primary co-packer for Canned Food    Smaller co-packers for Supplements & Treats    High Quality Ingredient Certifications

Established Premium Brand Positioned for Long Term Growth



Halo is in a $100+ Billion Global Pet Food Market ...

- **Premiumization of Pet Foods**
  Natural, Organic, Wellness
- **Millennials Driving Better Ingredients**
  Dissatisfaction, Transparency, Holistic, Protein
- **Whole Meat vs. Meat Meal**
  Protein quality, Digestibility, Taste
- **Changing Demographics**
  Smaller breeds, rising cat ownership



...with a Refreshed and Leading Premium Brand...

- **30 year Established Brand**
  Founded in 1986
- **Industry Leading Product Sourcing**
  Holistic, Whole, Non-GMO, GAP-2 and MSC certified
- **Leader in "Whole" Meat**
  The only relevant shelf stable brand in retail with no meat meals and comparable to "fresh"
- **+5 Industry Awards**
  Recognition for Innovation, Category Captain & Best Vegan Pet Food



... that Is Fully Invested To Scale ...

- **Product Testing, Messaging, Production**
  New product innovation launched
- **YouTube + TV + Digital**
  Leading presence on these platforms
- **Poopsie & Furfluencers**
  Leading brand influencers with loyal following
- **Social Media Traction**
  Over 15+ million active followers across all platforms



...with Avenues Of Growth in Innovative Products & New Channels

- **Significant Online Sales Growth Driven by Channel Shift**
  45% of sales with majority monthly subscription base
- **Meaningful Growth in Key International Markets**
  Asia & Australia
- **Channel Expansion**
  International
  Food, Drug, Mass
  Direct to Consumer
- **Innovative Growth Oriented Products**
  Vegan and Supplements

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Actionable Near-Term Growth Opportunities

Following the Brand's pivot in 2019, Halo has ample runway for near-term and long-term sustainability & growth

Growth Opportunities

E-Commerce

- Fastest growing channel in pet food
- Prioritizing with Amazon and Chewy
- Recent advertising using Amazon Media Group has cross-channel impact amazon chewy.com Walmart.com

International

- Large and growing natural pet market in Asia and other markets
- Successful traction and accelerating sales growth in Japan, South Korea, Taiwan, Philippines, China and Australia
- Growth in Asia is fueled by increasing levels of economic financial status and demand for premium, western manufactured products

Vegan Products

- Strong reception to launch of Garden of Vegan® dog food
- Second Product (Ocean of Vegan®) launch underway
- Great for families with vegan lifestyles as well as protein sensitivities
- Awarded #1 Brand in the Vegan Dog Category by VegNews



Food, Drug and Mass: New Product Innovation

- In addition to recent innovation (including Vegan line), plan to launch differentiated product for Food, Drug, Mass Accounts
- Initial conversations with retailers already underway

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betterchoice COMPANY

 TruPet Overview  14

TruPet at a Glance

TruPet is a data-driven, subscription based, ultra premium brand focused on direct, high-touch engagement with its customers

Company Overview

- Founded in 2013 by Lori Taylor and based in Tampa, FL, TruPet produces and markets raw freeze-dried and dehydrated food, treats, and supplements for dogs and cats
- Well positioned as industry shifts toward products that create longer, better, lives for pets and helping pet owners understand the benefits of feeding a species an appropriate diet. Brands include:
  - TruDog – DTC Pet Wellness Products
  - Rawgo! – DTC Dehydrated Dog Food
  - Orapup and TruDog Dental – DTC Oral Care Products
  - TruCat – DTC Cat Wellness Products
  - TruGold – Hemp-derived CBD Canine Supplements

Direct to Consumer Expertise

TRUDOG® amazon chewy

Customer Acquisition Channels

Social Networks Google YouTube Email Direct Mail Radio

Strong, Loyal & Growing Recurring Customer Base

$1.0m MONTHLY REPEAT CUSTOMER REVENUE	**17.5k** AVERAGE MONTHLY ORDERS	**$200k** MONTHLY NEW CUSTOMER REVENUE
150k MONTHLY OPT-IN EMAILS	**$63** AVERAGE ORDER VALUE (AOV)	**$40** AVERAGE COST TO ACQUIRE CUSTOMER
50k MONTHLY OPT-IN SMS	**10%** YOY AOV GROWTH	**$13** AVERAGE AD SPEND PER ORDER

Average Customer LTV of $190 (representing a 25%+ increase YoY)





Source: Company Management.

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betterchoice COMPANY

   Financials  16

 Better Choice – Historical Pro Forma Financial Information  17    Source: Public Company Filings

 Comparable Pet Industry Transaction Multiples  18    ($ Millions)  Source: S&P Capital IQ

   Appendix – BTTR Team  19

Earnings Call Team

Werner von Pein
Chief Executive Officer

- Corporate growth professional, formally at Three Dog Bakery, Nutrivet, Rexall, Lavazza, Quaker Oats
- Began his career with Procter & Gamble over 37 years ago, and has extensive experience in the Pet food space
- As president of Three Dog Bakery, he increased distribution and significantly grew annual sales
- Held a number of different leadership positions across food and beverage sectors internationally as well as domestically in the U.S.

Damian Dalla-Longa
Executive Vice President, Corporate Development; Director

- Extensive experience investing in and operating commodity-related, healthcare and consumer-facing businesses
- Worked at Bain Capital, Silver Point, King Street and Magnetar (managed $2.5 Bn+ AUM)
- Founded middle-market special situations investment firm Albaron Partners
- Undergraduate and MBA from Wharton School, University of Pennsylvania

Robert Sauermann
Executive Vice President, Strategy & Finance

- Significant experience leading the sourcing, diligence, execution and management of growth equity investments
- Deployed $100m+ of growth equity capital at Pegasus Capital Advisors (~$2.0bn AUM); prior to Pegasus worked at Credit Suisse
- Member of Halo Board of Directors for 2+ years, leading the successful restructuring of business and subsequent sale process
- Undergraduate from Harvard College

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betterchoice COMPANY

Board of Directors

Mike Young
Chairman

- Former Co-Head of Trading and Managing Director at GMP Securities in Toronto and New York
- Board Member of ICC Labs (acquired by Aurora) and Founding Shareholder and Board Member of Nuverra (acquired by Aphria)
- Extensive management and trading experience in the US and Canadian capital markets that has built a strong network of North American and international investors

John Word, III
Director

- Renowned for transforming the California insurance broker's role in the small group health benefits marketplace
- Mr. Word founded the Word & Brown General Agency in 1984 to market and distribute health plans through California's huge brokerage community
- In 1986, the company was recognized as the largest independent small group health distributor nationwide, and the first to launch a COBRA administration operation

Clinton Gee
Director

- Clinton Gee has been Chief Financial Officer for The Word & Brown Companies since June of 2006
- Before joining The Word & Brown Companies, Clinton was a Vice President at several insurance organizations, including Nationwide Insurance Companies, CalFarm Insurance Company, and Foundation Health Plans
- Undergraduate from California State University, Chico, with a bachelor's degree in Accounting and Computer Science

Jeff Davis
Director

- For 23 years, built brands at Procter & Gamble in numerous product sectors (CPG, beauty, pharma) and for numerous global markets (USA, Canada, Germany etc.)
- Angel investor, Board member and CEO of Orabrush, the first company to commercialize a brand leveraging only YouTube
- Has run global billion-dollar business, and has successfully launched two start-ups with an exit
- Undergraduate from University of Utah

Lori Taylor
Director

- Founded TruPet in 2013
- Forbes "Top 50" social media influencers two years in row (top 20 for women)
- Top 100 marketers in 2017
- Multiple national DMA Echo awards
- Launched Kroger loyalty program in early 2000s
- Undergraduate from University of Missouri-Columbia

Michael Close
Director

- CEO of CHOICE Administrators, responsible for two health insurance programs
- Previous COO of The Word & Brown Companies, where he oversaw IT, marketing and strategic business development
- President of Quotit Corp and Health Compare (both sold to National General Holdings Corp). President of CONEXIS, a leading benefits administrator, before its acquisition by WageWorks in 2014
- Undergraduate degree from Ohio State University

** 7th Director is Damian Dalla-Longa, bio on preceding page*

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betterchoice COMPANY